UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

ClearOne Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

                On February 27, 2013, ClearOne Inc. issued a press release announcing its financial results for the three and twelve months ended December 31, 2012. The full text of the press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 27, 2013 titled “ClearOne Reports 2012 Fourth Quarter, Full Year Financial Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE INC.

Date: February 28, 2013	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
President & Chief Executive Officer